Exhibit 10.40

FIRST AMENDMENT TO SALE, PURCHASE AND ESCROW AGREEMENT (PROPERTY POOL B)

This First Amendment to Sale, Purchase and Escrow Agreement (Property Pool B) (this “First Amendment”) is made and entered into as of August 30, 2010, by and among GRE Carlton Plaza LP, a Delaware limited partnership (“Carlton Plaza Seller”), Tustin-Michelle Partners LLC, a Delaware limited liability company (“Toshiba Seller”), GRE Warner Desoto LLC, a Delaware limited liability company (“Warner Desoto”), GRE Warner Califa LLC, a Delaware limited liability company (“Warner Califa”), GRE Warner Canoga LLC, a Delaware limited liability company (“Warner Canoga” and with Warner Desoto and Warner Califa, collectively, “Warner Seller”), GRE Empire Towers Four LLC, a Delaware limited liability company (“Empire IV Seller”), GRE Foothill LLC, a Delaware limited liability company (“Foothill Seller”), GRE Mira Mesa LLC, a Delaware limited liability company (“Alta Sorrento Seller” and with Carlton Plaza Seller, Toshiba Seller, Warner Seller, Empire IV Seller, and Foothill Seller, each individually a “Seller” and, collectively, “Sellers”), and PACIFIC OFFICE MANAGEMENT, INC., a Delaware corporation (“Purchaser”).

RECITALS:

A.         Sellers and Purchaser entered into that certain Sale, Purchase and Escrow Agreement (Property Pool B) dated as of August 13, 2010 (the “Agreement”) respecting the purchase and sale of “Property Pool B” (as more particularly described in the Agreement). All initial capitalized terms used herein but not herein defined shall have the meaning ascribed to such terms in the Agreement.

B.         Seller and Purchaser now desire to enter into this First Amendment to provide for amendments to the Purchase Price, the Allocation of Values, the Second Deposit, the Common Equity A Portion, the Due Diligence Period Expiration Date, the Final Closing Date (as such Final Closing Date may be extended), and the First Purchaser Extension Payment, all as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

1.         The first sentence of Section 2.1 of the Agreement is hereby deleted and the following is substituted in lieu thereof: “In consideration of the covenants herein contained, Sellers hereby agree to sell and Purchaser hereby agrees to purchase Property Pool B for a total purchase price of One Hundred Thirty One Million Five Hundred Twenty Three Thousand and Sixty-Nine Dollars ($131,523,069) (the “Purchase Price”); provided that if the Purchase Price does not include the Common Equity A Portion paid in shares of Common Stock pursuant to either Section 2.1.4 or 16.9 below, then the Purchase Price shall be reduced to One Hundred Thirty One Million, Three Hundred Fifty Thousand, Two Hundred and Forty One Dollars ($131,350,241).”

2.         The Allocation of Values specified on Exhibit D to the Agreement is hereby deleted and the Allocation of Values shall be as specified in Exhibit D attached hereto, which is incorporated herein by this reference, and is hereby substituted as a replacement Exhibit D to the Agreement.

3.         The Second Deposit is hereby modified to be Eight Hundred and Sixty Thousand Dollars ($860,000). Notwithstanding the revisions of Section 2.1.2 of the Agreement, in the event the Agreement is not terminated prior to 5:00 p.m. PST on the Due Diligence Expiration Date, the Second Deposit shall be delivered one (1) business day after the Due Diligence Expiration Date (e.g. Tuesday, September 7, 2010).

4.         The Common Equity B Portion is hereby modified to be Three Million Four Hundred Fifty Six Thousand Five Hundred Eighty Five Dollars ($3,456,585). In the event the Closing occurs with respect to some, but not all, of the Properties, the Common Equity B Portion shall be an amount equal to the Common Equity B Portion times a percentage, the numerator of which is the allocated Purchase Price of the Properties being sold on such date and the denominator of which is the Purchase Price

5.         The Due Diligence Period Expiration Date is hereby extended to be 5:00 p.m. (California time) on Friday, September 3, 2010.

6.         The Final Closing Date is hereby modified to be October 27, 2010.

7.         The first sentence of Section 6.2 of the Agreement is hereby deleted and the following is substituted in lieu thereof: “Purchaser may elect to extend the Final Closing Date to a date not later than December 3, 2010 (the “First Purchaser Extension”) upon delivering written notice to Sellers and Escrow Agent of such election not less than three (3) business days before the date of Closing, and concurrently delivering to Escrow Agent by bank wire of immediately available funds the sum of One Million Two Hundred Ninety Thousand Dollars ($1,290,000) (the “First Purchaser Extension Payment”).”

8.         This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall be deemed to constitute one and the same instrument.

9.         Except as specifically amended by this First Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between the provisions of the Agreement and the provisions of this First Amendment, the provisions of this First Amendment shall prevail.

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IN WITNESS WHEREOF, Sellers and Purchaser have entered into this First Amendment as of the date first written above.

PURCHASER:

PACIFIC OFFICE MANAGEMENT, INC.,
a Delaware corporation

By:	/s/ Matthew J. Root
Name:	Matthew J. Root
Its:	Chief Investment Officer

SELLERS:

GRE CARLTON PLAZA LP, a Delaware limited partnership

By:	GRE Carlton Plaza GP LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

TUSTIN-MICHELLE PARTNERS LLC, a Delaware limited partnership

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE WARNER DESOTO LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE WARNER CALIFA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURE PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

GRE WARNER CANOGA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE EMPIRE TOWERS FOUR LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE FOOTHILL LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

GRE MIRA MESA LLC, a Delaware limited liability company

By:	Guggenheim Plus Leveraged LLC,
a Delaware limited liability company,
Its Managing Member

	By:	/s/ Joseph P. Mahoney
	Name:	Joseph P. Mahoney
	Its:	Authorized Signatory

[SIGNATURE PAGE]

EXHIBIT D

Allocation of Values

ALL CASH

Property	Purchase Price
Carlton Plaza	$29,541,506
Toshiba	$18,694,042
Warner	$32,173,430
Empire IV	$11,806,763
Foothill	$25,581,320
Alta Sorrento	$13,553,180
TOTAL $131,350,241

CASH AND STOCK

Property	Purchase Price
Carlton Plaza	$29,580,376
Toshiba	$18,718,639
Warner	$32,215,763
Empire IV	$11,822,298
Foothill	$25,614,980
Alta Sorrento	$13,571,013
TOTAL $131,523,069

The allocation of the price between the Warner Canoga, Warner Califa and Warner Desoto is as follows: Warner

Canoga 55.76%; Warner - Califa 17.27% and Warner Desoto 26.97%

Exhibit D – Page 1